As filed with the Securities and Exchange Commission on June 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

324 Upper Byrdcliffe Road Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 324 Upper Byrdcliffe Road Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Semi-Annual Report

April 30, 2015

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
6	Allocation Graph
7–10	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Statement of Cash Flows
15	Financial Highlights
16–23	Notes to Financial Statements
24–26	Additional Information
27	Board Approval of Investment Advisory Agreement

April 30, 2015 | Semi-Annual Report

Letter from Chairman of the Board

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund. Our goal is to provide strong income coupled with the potential for capital appreciation/total return. We invest in stocks with secure dividends, with a special bias toward stocks whose dividends may rise in the future.

Market Summary

It is difficult to report on "the market", meaning the broad market overall, during the roughly five months since inception of the fund since there have been at least two markets, perhaps more, in that short span of time. Shortly after launch on November 25, 2014 the averages took a sharp dip (even as bonds were soaring) led by energy-related shares responding to a final phase in the collapse of oil prices. From the Fund's launch date through the end of 2014 (about 5 weeks) oil prices dropped about 30%. Bonds continued sharply higher, likely responding to the deflationary implications of lower oil prices. Investors ran to that side of the ship, but plunging rates in Europe coupled with the other side of the energy-slide coin – potential for quickening economic activity – prompted a slump in bonds. Contrary to the naïve assumptions of many, stocks did not appear to respond to either the rally or decline in bonds but went their own way in what many have dubbed a TINA ("there is no alternative") environment.

During the overall modest equity market rally in 2015 through the end of April, growth stocks were in favor. Indeed, through April 30, growth stocks returned 4.36% while value stocks returned 0.2%, both as measured by their respective Russell indexes. Traditional yield-oriented sectors also performed poorly in 2015 through April 30: The S&P 500 Utilities Index provided a -5.60% total return; the NAREIT Equity REIT Index returned -1.00%; the Dow Jones US Select Dividend Index returned -0.43%; and the NASDAQ Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with sometimes lower yields than our stocks), returned -0.75%.

So we were very pleased that year-to-date through April 30, 2015, our net asset value per share (NAV) increased by 2.89%, compared with the S&P 500's 1.92% gain, despite the generally subpar performance of dividend stocks. Since HIE's inception, its NAV did not increase as much as the broad market, but it is difficult to report the 2014 "stub" period as providing representative returns since it required most of that period to fully invest the cash assets.

As investors may know, the market price of HIE can sell at a premium or discount to NAV. The fund sold at a substantial premium during the offering "support" period, easing to a modest discount thereafter. So market price returns were negative, at -9.94% year-to-date through April 30, despite our +2.89% NAV return for the same period; the difference is wholly attributable

April 30, 2015 | Semi-Annual Report 1

to the shift from support-period premium to a modest discount in the market price. The shift between discount and premium can also work in investors' favor, and we're hopeful this will occur in upcoming periods.

Distributions to Shareholders

The monthly distribution to shareholders for each of the months of January – April 30, 2015 was $0.116 per share. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on April 30, 2015 ($17.56) was 7.9%. The current indicated yield based on the Fund's net asset value per share ($18.27) was 7.6%. The Fund intends to pay monthly distributions to its shareholders.

Portfolio Overview

From inception through April 30, returns were helped by stocks from many industries, highlighting the importance of stock selection and diversification during a period when many dividend-oriented stocks and Indexes struggled. Financial services firm Blackstone Group led our list with a 25.8% return. As we understand it, Blackstone has shifted a good deal of its asset base from US real estate into other areas such as energy through attractive sales and purchases, a move we favored. Macquarie Infrastructure also had strong double digit returns due to robust businesses and a significant dividend increase. Williams Companies provided a strong contribution due to additional purchases at low prices during the period, even though our original lot of shares was slightly negative. The gains occurred prior to Williams' announcement that it would purchase the portion of its underlying MLP, Williams Partners LP, that it didn't already own. Also in the pipeline industry, Kinder Morgan Inc. helped the portfolio. Lamar Advertising, one of our heavier weights, offered double-digit gains as the company continued to deliver strong results and became better known since its conversion to a REIT. Pattern Energy, a growing "yieldco" with productive wind and solar assets under long-term contracts was also up double-digits, as was CME Group, a leading exchange operator benefitting from higher volumes and a "regular special" dividend paid in the first quarter. Triangle Capital, a business development corporation specializing in middle-market financing, benefitted from initiation of our position at a low price after a decline.

Energy companies dominated portfolio drags on performance. Energy-related shares suffered at the end of the fourth quarter of 2014 as oil and gas commodity prices continued to head south, just as the HIE portfolio was beginning its life. Companies like EV Energy Partners, Golar LNG, Linnco, Baytex, Targa Resources, and Energy Transfer Partners performed poorly, as investors apparently decided that energy held no future prospects. We did exit the upstream MLP category since many of these companies were substantially leveraged. One could argue that their business models were broken and, more importantly, that prospects for increasing

2 Semi-Annual Report | April 30, 2015

dividends were greatly diminished. On the other hand, many energy companies that we kept, including performance leader Golar LNG, helped the portfolio as 2015 unfolded.

Dividend growth is highly significant for this portfolio because among higher-yielding stocks the price of the asset is in large part a function of the income that's provided. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation from time to time). Thus we seek companies that not only pay a high dividend or distribution now but are also likely, in our view, to increase the dividend in the future.

From fund inception through April 30, 53% of our stocks have declared a dividend increase, with individual increases averaging 13.4% growth year-over-year excluding special dividends. As a result of the "black swan" of plunging energy prices, 6% of the stocks booked dividend cuts, a highly unusual circumstance for us, wholly attributable, in our view, to the extreme weakness in energy prices. Estimated income from the portfolio stocks rose by 7.9% net from the point at the end of 2014 when the portfolio became fully invested (special dividends and options sales excluded) through April 30, 2015.

We are enhancing the income in our portfolio through the sale of options, primarily through the sale of puts on companies we hold, if we determine that we would be content to hold more of the stock in the event there is a decline and the stock is put to us. Through April 30 we have sold 18 put positions and successfully collected the premium on all of them, with no stocks put to us. We also sold calls on two partial positions that had rallied, and these stocks were called away – though we had significant gains on the stocks and also received the call premiums. The maximum total options' notional value has represented less than 7% of the portfolio at the time of trade, well below the 20% limitation.

As the prospectus indicated, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio objectives. As of April 30, we have borrowed 13.3% of the managed assets of the fund, at an interest rate of 0.93%. Considering that the underlying portfolio yield is more than five times the borrowing rate, it is an effective income enhancement. Such leverage could increase downside volatility, but in our view the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Looking forward, we believe overall economic conditions continue to be supportive of our strategy. In a world of low income yields, we believe our portfolio stands out for both its intrinsic yield and the potential of the stocks we hold to grow their dividends, as well as their principal value. Many places in the world today offer negative yields on fixed "income" investments. Easy

April 30, 2015 | Semi-Annual Report 3

money policies from the world's central banks reflect global economies that are simply not gaining growth traction, and inflation readings that come perilously close to deflation. Indeed, we remain startled, no matter how many times we hear it, that the central bankers (including in the US) have inflation goals – levels of inflation that they would like to reach. Brave new world!

Aging demographics in the developed world are part of the slow-growth problem as seniors have passed the growth stage, so to speak. And yet these same demographics are a big factor in our favor, since seniors, more than any other age group, need income on their capital to replace their lost or diminishing income from working.

Many investors and pundits have been expecting interest rates to rise – and have been since the fall of 2008. Each year a Federal Reserve rate increase is predicted to be 'just six months away', if you listen to commentaries or review the futures trading. Today, employment is stronger than it's been since the financial crisis, although other economic statistics are decidedly mixed. It is conceivable that the Fed might implement a small rate hike at some point in the next 12 months. If so it will be a token move, in our view, and not one that marks the beginning of a long and vigorous increase in rates. Indeed, any increase at all would serve to further strengthen the dollar by making US rates even more competitive, and dollar strength has been a cause of a recent earnings drought for US companies. Thus rate increases would be economically self-defeating. Rates are not the only factor affecting the progress of our holdings, but as long as they remain low there will be avid acquirers of our stocks, since attractive sources of income have become increasingly scarce.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Semi-Annual Report | April 30, 2015

Important Disclosures

The views expressed in the Market Summary, Distributions to Shareholders and Portfolio Overview reflect those of its author only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium sized companies may enhance that risk. Shares of closed-end investment companies such as the Fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

April 30, 2015 | Semi-Annual Report 5

Miller/Howard High Income Equity Fund

Allocation of Portfolio Assets
(Expressed as a Percentage of Total Investments)
April 30, 2015
(unaudited)

6 Semi-Annual Report | April 30, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments
April 30, 2015
(unaudited)

	Shares	Fair Value
Common Stock – 99.4%
Advertising Agencies – 2.2%
Lamar Advertising Company	91,968	$5,330,465
Computer Peripheral Equipment – 1.5%
Cisco Systems, Inc.	123,512	3,560,851
Computer Storage Devices – 3.1%
Seagate Technology plc (Ireland)	129,549	7,607,117
Crude Petroleum & Natural Gas – 3.7%
Royal Dutch Shell plc ADR	141,759	9,156,214
Deep Sea Foreign Transportation of Freight – 1.0%
Seaspan Corporation (Marshall Islands)	120,306	2,384,465
Electric Services – 12.4%
CenterPoint Energy, Inc.	202,529	4,247,033
Covanta Holding Corporation	389,604	7,905,065
FirstEnergy Corp.	128,494	4,614,220
PPL Corporation	134,851	4,588,980
Pattern Energy Group Inc.	309,451	8,967,890
		30,323,188
Electronic & Other Electrical Equipment – 2.0%
General Electric Company (1)	182,853	4,951,659
Equipment Rental & Leasing – 1.8%
TAL International Group, Inc.	111,625	4,302,027
Facilities Support Management Services – 2.8%
The Geo Group, Inc. (1)	176,645	6,889,155
Family Clothing Stores – 2.6%
Stein Mart Inc.	531,246	6,284,640
Investment Advice – 2.8%
T. Rowe Price Group, Inc.	86,022	6,983,266
Leather & Leather Products – 2.4%
Coach, Inc.	154,984	5,921,939
Miscellaneous Business Credit Institutions – 7.5%
Ares Capital Corporation (1)	589,670	10,036,183
Golub Capital BDC, Inc.	131,803	2,314,461
Hercules Technology Growth Capital, Inc.	308,552	4,288,873
Triangle Capital Corporation	76,163	1,830,197
		18,469,714
Miscellaneous Investing – 5.5%
The Blackstone Group L.P. (1)	226,797	9,289,605
Main Street Capital Corporation	131,648	4,124,532
		13,414,137
Motion Picture Theaters – 2.0%
Regal Entertainment Group	219,548	4,830,056
National Commercial Banks – 1.9%
PacWest Bancorp	104,672	4,720,707

See accompanying Notes to Financial Statements | April 30, 2015 | Semi-Annual Report 7

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2015
(unaudited)

	Shares	Fair Value
Natural Gas Transmission – 9.4%
Kinder Morgan, Inc. (2)	282,599	$12,137,627
Williams Companies, Inc. (1)	214,611	10,985,937
		23,123,564
Petroleum & Petroleum Products – 2.3%
Macquarie Infrastructure Company LLC (1)	68,717	5,687,019
Petroleum Refining – 2.0%
Total S.A. ADR (1)	91,773	4,964,919
Pharmaceutical Preparations – 4.1%
GlaxoSmithKline plc ADR	109,529	5,054,763
Novartis AG ADR	49,377	5,026,579
		10,081,342
Real Estate Investment Trusts – 17.7%
Corrections Corporation of America (1)	193,374	7,114,229
Digital Realty Trust, Inc.	108,144	6,857,411
DuPont Fabros Technology, Inc.	213,225	6,641,959
HCP, Inc. (1)	104,787	4,221,868
LaSalle Hotel Properties	115,103	4,223,129
NorthStar Realty Finance Corp (1)	465,538	8,733,493
Omega Healthcare Investors, Inc.	153,696	5,546,889
		43,338,978
Semiconductors & Related Devices – 0.9%
STMicroelectronics N.V. ADR	277,016	2,205,047
Telephone Communications (No Radiotelephone) – 5.8%
AT&T Inc. (1)	140,341	4,861,412
BCE Inc. (Canada)	102,106	4,503,896
Verizon Communications Inc. (1)	95,132	4,798,458
		14,163,766
Water Transportation – 2.0%
Golar LNG LTD. (Bermuda)	134,726	4,849,462
Total Common Stock (Cost $244,407,454)		243,543,697
Master Limited Partnerships – 15.3%
Liquefied Petroleum Gas Dealers – 3.4%
AmeriGas Partners, L.P.	169,846	8,276,596
Natural Gas Liquids – 1.6%
MarkWest Energy Partners, L.P.	59,311	4,001,120
Natural Gas Transmission – 6.6%
ONEOK Partners, L.P.	194,828	8,173,035
Williams Partners L.P.	161,786	7,992,228
		16,165,263
Natural Gas Transmission & Distribution – 3.7%
Targa Resources Partners L.P.	201,383	9,150,844
Total Master Limited Partnerships (Cost $38,519,828)		37,593,823

8 Semi-Annual Report | April 30, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
April 30, 2015
(unaudited)

	Shares	Fair Value
Short-Term Investment – 2.1%
Investment Company – 2.1%
Fidelity Institutional Money Market Portfolio – Class I, 0.09% (3) (Cost $5,175,525)	5,175,525	$5,175,525
Total Investments – 116.8% (Cost $288,102,807)		286,313,045
Total Value of Options Written (Premiums received $206,226) – (0.1%)		(165,092)
Other Assets and Liabilities – (16.7%)		(41,009,253)
Total Net Assets Applicable to Common Stockholders – 100.0%		$245,138,700

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's committed facility agreement. As of April 30, 2015, the total value of securities pledged as collateral for the committed facility agreement was $75,657,167.

(2)  All or a portion of the security represents collateral for outstanding put option contracts written.

(3)  Rate indicated is the current yield as of April 30, 2015.

See accompanying Notes to Financial Statements | April 30, 2015 | Semi-Annual Report 9

Miller/Howard High Income Equity Fund

Schedule of Options Written
April 30, 2015
(unaudited)

	Expiration Date	Strike Price	Contracts	Fair Value
Put Options Written
Markwest Energy Partners L.P.	May 2015	$60.00	482	$(40,970)
Maxim Integrated Products, Inc.	May 2015	32.00	900	(22,500)
Maxim Integrated Products, Inc.	June 2015	32.00	900	(72,000)
Seagate Technology plc (Ireland)	May 2015	55.00	524	(11,004)
Williams Companies, Inc.	May 2015	45.00	642	(18,618)
			Total Value of Put Options Written (Premiums received $206,226)	$(165,092)

10 Semi-Annual Report | April 30, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
April 30, 2015
(unaudited)

Assets:
Investments in securities, at value (Identified cost – $288,102,807)	$286,313,045
Cash	45,115
Dividends and interest receivable	930,015
Other assets	276,244
Total Assets	287,564,419
Liabilities:
Options written, at fair value (premiums received $206,226)	165,092
Committed facility agreement	37,500,000
Payable for investments purchased	4,322,022
Payable to Advisor	235,621
Accrued administration expense	44,325
Accrued interest expense	29,454
Other liabilities	129,205
Total Liabilities	42,425,719
Net Assets	$245,138,700
NET ASSETS consist of:
Paid-in capital	$255,728,847
Undistributed net investment income	4,203,945
Accumulated net realized loss	(13,045,231)
Net unrealized depreciation	(1,748,861)
$245,138,700
Net Asset Value Per Common Share Outstanding	$18.27

See accompanying Notes to Financial Statements | April 30, 2015 | Semi-Annual Report 11

Miller/Howard High Income Equity Fund

Statement of Operations
For the Period November 24, 2014(a) through April 30, 2015
(unaudited)

Investment Income:
Dividend income (net of $56,980 of foreign withholding tax)	$12,197,746
Interest income	6,452
Total Investment Income	12,204,198
Expenses:
Advisory fees	1,128,997
Investor support service fee	130,557
Tax expense	94,786
Interest expense	89,373
Administration fees	87,962
Trustee fees and expenses	70,389
Professional fees	61,664
Shareholder reporting expenses	36,606
Compliance fees	24,680
Transfer agent fees and expenses	12,812
Custodian fees and expenses	12,777
Registration and filing fees	11,696
Miscellaneous	17,698
Total Expenses	1,779,997
Net Investment Income	10,424,201
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,437,253)
Options	391,924
Foreign currency transactions	98
Net realized loss	(13,045,231)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,789,762)
Options	41,134
Foreign currency translations	(233)
Net change in unrealized depreciation	(1,748,861)
Net realized and unrealized loss	(14,794,092)
Net Decrease in Net Assets resulting from Operations	$(4,369,891)

(a) Commencement of operations.

12 Semi-Annual Report | April 30, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Changes in Net Assets
For the Period November 24, 2014(a) through April 30, 2015
(unaudited)

Change in Net Assets:
From Operations:
Net investment income	$10,424,201
Net realized loss	(13,045,231)
Net change in unrealized depreciation	(1,748,861)
Net decrease in net assets resulting from operations	(4,369,891)
Dividends and Distributions to Shareholders from:
Net investment income	(6,220,256)
Total dividends and distributions to shareholders	(6,220,256)
Capital Stock Transactions:
Proceeds from issuance of 12,250,000 common shares in connection with initial public offering	245,000,000
Proceeds from issuance of 1,138,558 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	22,771,160
Underwriting discounts and offering expenses associated with the issuance of common shares	(12,585,454)
Issuance of 23,853 common shares from reinvestment of distributions	443,141
Increase in net assets from Fund share transactions	255,628,847
Net increase in net assets	245,038,700
Net Assets:
Beginning of period	100,000
End of period	$245,138,700
Undistributed net investment income, end of the period	$4,203,945

(a) Commencement of operations.

See accompanying Notes to Financial Statements | April 30, 2015 | Semi-Annual Report 13

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Period November 24, 2014(a) through April 30, 2015
(unaudited)

Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(4,369,891)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(363,876,257)
Net purchases and sales of short-term investments	(5,175,525)
Proceeds from sales of long-term investments	70,125,246
Proceeds from option transactions	698,581
Return of capital on distributions received	1,608,067
Net increase in dividends and interest receivable and other assets	(1,206,259)
Net increase in accrued expenses and other liabilities	438,605
Net change in unrealized depreciation of investment securities	1,748,628
Net realized loss on investment securities	13,045,329
Cash used in operating activities	(286,963,476)
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	255,185,706
Drawdown on committed facility agreement	37,500,000
Dividends paid	(5,777,115)
Cash provided by financing activities	286,908,591
Decrease in cash	(54,885)
Cash at beginning of period	100,000
Cash at end of period	$45,115
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$59,919
Taxes paid	$94,669
Dividends reinvested	$443,141

(a) Commencement of Operations.

14 Semi-Annual Report | April 30, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights
For the Period November 24, 2014(1) through April 30, 2015
(unaudited)

Per Common Share Data (2)
Net asset value, beginning of period	$19.10
Income from Investment Operations
Net investment income	0.80
Net realized and unrealized losses	(1.13)
Total income from investment operations	(0.33)
Distributions to Common Stockholders
Net investment income	(0.46)
Total distributions to common stockholders	(0.46)
Organizational and offering costs on issuance of common stock (3)	(0.04)
Net asset value, end of period	$18.27
Per common share market value, end of period	$17.56
Total investment return based on market value (4)	(9.95)%
SUPPLEMENTAL DATA AND RATIOS
Net assets applicable to common stockholders, end of period (000's)	$245,139
Ratio of expenses to average net assets (5)	1.73%
Ratio of net investment income to average net assets (5)	10.11%
Portfolio turnover rate (6)	24%

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period.

(3)  Represents the dilution per common share from organizational and offering costs for the period from November 24, 2014 through April 30, 2015.

(4)  Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).

(5)  Annualized.

(6)  Not annualized.

See accompanying Notes to Financial Statements | April 30, 2015 | Semi-Annual Report 15

Miller/Howard High Income Equity Fund

Notes to Financial Statements
April 30, 2015
(unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund's Board from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security or option listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the principal exchange on which such security is traded. If no sale is reported on that date, the security or option is valued at the mean between the bid and ask price.

(ii)  The Fund's non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of the Board. The pricing of all

16 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

assets that are fair valued in this manner will be subsequently reported to and ratified by the Board.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

April 30, 2015 | Semi-Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund's investments:

Description	Fair Value at April 30, 2015	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$243,543,697	$243,543,697	$–	$–
Master Limited Partnerships(a)	37,593,823	37,593,823	–	–
Total Equity Securities	281,137,520	281,137,520	–	–
Other Securities:
Short-Term Investment(b)	5,175,525	5,175,525	–	–
Total Investments in Securities	$286,313,045	$286,313,045	$–	$–
Liabilities
Written Options	$165,092	$52,122	$112,970	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2015.

The Fund did not hold any Level 3 securities during the period ended April 30, 2015. The Fund utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended April 30, 2015.

B. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date.

Expenses are recorded on the accrual basis.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

18 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

D. Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. The tax composition of the Fund's distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

E. Federal Income Taxation

The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

April 30, 2015 | Semi-Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

G. Offering Costs

Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $490,209 and $45,542 were charged to additional paid-in capital for the issuance of common stock in November, 2014 and January, 2015, respectively.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while earning income as a means to enhance distributions.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provision of Financial Accounting Standards Board ("FASB") Accounting Standard Codification 815, Derivatives and Hedging ("ASC 815"). ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivate fair value and gain/loss by contract

20 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written options contracts for the period from November 24, 2014 through April 30, 2015, are as follows:

	Contracts	Premium
Options outstanding at November 24, 2014	–	$–
Options written	10,086	698,581
Options exercised	(711)	(100,430)
Options expired	(5,927)	(391,925)
Options outstanding at April 30, 2015	3,448	$206,226

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2015:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$165,092

The following table presents the effect of derivatives on the Statement of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains on Derivatives	Net Realized Gain on Derivatives	Net Unrealized Appreciation of Derivatives
Written equity options	Options	$391,924	$41,134

I. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in

April 30, 2015 | Semi-Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in trust and other entities. The Fund may also invest up to 15% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing though a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies ("Managed Assets"). The Adviser earned $1,128,997 in advisory fees for the period November 24, 2014 through April 30, 2015.

Four Wood Capital Partners LLC ("Four Wood") provides investor support services to the Fund. The Fund pays Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $130,557 in fees for the period November 24, 2014 through April 30, 2015.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent and registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

5. Income Taxes

It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

The following information is provided on a tax basis as of April 30, 2015:

Cost of investments	$287,896,581
Gross unrealized appreciation	$7,866,394
Gross unrealized depreciation	(9,615,022)
Net unrealized appreciation (depreciation)	$(1,748,628)

22 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
April 30, 2015
(unaudited)

6. Investment Transactions

For the period from November 24, 2014 through April 30, 2015, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $368,198,279 and $70,125,246 (excluding short-term debt securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,417,647 shares outstanding at April 30, 2015. Transactions in common stock for the period ended April 30, 2015, were as follows:

Shares at November 24, 2014 (commencement of operations)	5,236
Shares sold through initial public offering	12,250,000
Shares sold through additional offering	1,138,558
Shares issued through dividend reinvestments	23,853
Shares at April 30, 2015	13,417,647

8. Borrowing Facility

As of April 30, 2015, the Fund has an $110,000,000 unsecured committed facility agreement. BNP Paribas Prime Brokerage ("BNP") serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to three-month LIBOR plus 0.65%.

The average principal balance and interest rate for the period during which the committed credit facility was utilized during the period from January 27, 2015 through April 30, 2015 was $37,500,000 and 0.91%, respectively. At April 30, 2015, the principal balance outstanding was $37,500,000 at an interest rate of 0.93%.

Under the terms of the facility agreement, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2015, the Fund was in compliance with the terms of the committed facility agreement.

9. Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives a discounted interest rate on its borrowed principal.

10. Subsequent Events

On May 29, 2015 the Fund paid a distribution in the amount of $0.116 per common share, for a total of $1,556,447. Of this total, the dividend reinvestment amounted to $4,277.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

April 30, 2015 | Semi-Annual Report 23

Miller/Howard High Income Equity Fund

Additional Information
April 30, 2015
(unaudited)

Trustees and Officers Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 24, 2014 through April 30, 2015, the aggregate compensation paid by the Fund to the independent trustees was $81,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

The Fund has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Fund has made that initial filing for the period ending June 30, 2015, it will be required to make such filings on an annual basis and information regarding how the Fund voted proxies will be available without charge by visiting the Fund's Web site at www.mhinvest.com. You will also be able to access this information on the SEC's Web site at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q will be available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The disclosure below expands upon the discussion in the Fund's Prospectus and SAI dated November 24, 2014, concerning the Fund's non-fundamental policies and restrictions. With respect to the Fund's non-fundamental investment policies and restrictions, if a percentage restriction on investment policies or the investment or use of assets set forth in the

24 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2015
(unaudited)

Prospectus or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation.

The SAI includes additional information about the Fund's trustees and is available upon request without charge by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange the initial CEO/CFO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (855) 769-4460.

Fund Web Site

The Adviser intends to publish holdings of the Fund on a calendar quarter basis 15 days after the end of each quarter on its web site at www.mhinvest.com/hie/index.htm. In addition, the Fund will publish periodic fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's distribution reinvestment plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer, the Fund's Transfer Agent unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in

April 30, 2015 | Semi-Annual Report 25

Miller/Howard High Income Equity Fund

Additional Information (continued)
April 30, 2015
(unaudited)

cash by contacting American Stock Transfer (the "Plan agent") in writing at the address specified below or by calling the Plan agent at 1(800) 278-4353. Under the Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that American Stock Transfer will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

26 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At Board Meetings held on September 16, 2014 and October 28, 2014, the Board of Trustees of the Fund (the "Trustees") met to discuss the Investment Advisory Agreement between the Fund and the Adviser (the "Agreement"). On October 28, 2014 the Board approved the current Agreement.

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on September 16, 2014 and October 28, 2014, reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluation of the Agreement (2) information comparing the Fund's Advisory fees and expenses to those of its relevant peer group; (3) the Adviser's complete Form ADV; (4) the Adviser's income statements and balance sheets for the two years ended December 31, 2013; and (5) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Miller/Howard products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information described at the meeting; (viii) the Adviser's financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the Advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund are reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing the Fund are reasonable.

April 30, 2015 | Semi-Annual Report 27

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28 Semi-Annual Report | April 30, 2015

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
President, Chairman

Roger Conrad,
Trustee

James E. Hillman,
Trustee

Charles I. Leone,
Trustee

Mamak Shahbazi,
Trustee

Paul Brook,
Chief Compliance Officer

Annemarie Gilly,
Trustee, Executive Vice President, Chief Operating Officer, Secretary

Helen Hamada,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/24/14 - 11/30/14	0	0	0	0
Month #2 12/01/14 - 12/31/14	0	0	0	0
Month #3 01/01/15 – 01/31/15	0	0	0	0
Month #4 02/01/15 – 02/28/15	0	0	0	0
Month #5 03/01/15 – 03/31/15	0	0	0	0
Month #6 04/01/15 – 04/30/15	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter allows for Trustee recommendations by shareholders.  All such recommendations must be submitted in writing to the Secretary of the Fund.  Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Nominating Committee.

Item 11. Controls and Procedures.

(a)         The Registrant’s President / Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President and Chief Executive Officer

Date	June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President and Chief Executive Officer

Date	June 29, 2015

By (Signature and Title)	/s/ Helen Hamada
Helen Hamada, Chief Financial Officer

Date	June 26, 2015